
OPEN
FOR BUSINESS INITIATIVE
A JOINT P
CHICAGO


MARCOM AWARDS
WASHINGTON PRIME GROUP
WPG IS THE WINNER OF 20 MARCOM AWARDS!
9 PLATINUM AWARDS | 8 GOLD AWARDS | 3 HONORABLE MENTIONS
9 PLATINUM AWARDS
8 GOLD AWARDS
HONORABLE MENTIONS
OPEN
FOR BUSINESS INITIATIVE
A JOINT PARTNERSHIP WITH
AT WPG, SMALL BUSINESSES MAKE A BIG IMPACT
TO DATE, WPG HAS PROVIDED:
$7,000,000
IN RENT SUBSIDIES TO LOCAL/REGIONAL TENANTS WHICH INCLUDES:
+$4.5M IN ECONOMIC RELIEF TO MINORITY OWNED SMALL BUSINESSES
$647K IN TENANT ALLOWANCE ON NEW LOCAL/TEMPORARY DEALS IN 2020
EMPATHY.
LOVE.
RESPECT.
CASAMIGOS AND WASHINGTON PRIME GROUP
TRAVELING TEQUILA TASTING TOUR
CASAMIGOS
TEQUILA
TASTING
TOUR

WASHINGTON PRIME GROUP®

Creditor Presentation

June 2021

Disclaimer

During March 2021, Washington Prime Group Inc. (the "Company") entered into confidentiality agreements (collectively, the "NDAs") with certain holders of indebtedness (collectively, the "NDA Parties") under the Credit Agreements and/or Indenture (as such terms are defined in the applicable NDA).

In connection with discussions with the NDA Parties regarding potential transactions, the Company provided the NDA Parties and their legal and financial advisors with certain confidential information pertaining to the Company (the "Cleansing Materials"). The Company is furnishing the Cleansing Materials within this Cleansing Presentation in order to satisfy its obligations under the NDAs. Notwithstanding the foregoing, nothing herein is intended to constitute an advance determination that any information provided constitutes or does not constitute material nonpublic information.

The Cleansing Materials contain discussion materials related to, among other things, the Company's financial condition and results of operations, including certain financial projections. The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and, therefore, the projections included therein may differ from actual results and such differences may be material. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the US Securities and Exchange Commission (the "SEC"). Any projections do not purport to present the Company's financial condition in accordance with accounting principles generally accepted within the United States.

The Company's independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such.

Forward-Looking Statements

This Cleansing Presentation and the Cleansing Materials contain forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company's current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, and other future conditions. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes.

Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause the Company's actual results, performance, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties may be viewed in more detail in the reports the Company files with the SEC, including those in the Company's most recent Annual Report on Form 10-K and any updates thereto in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements.

Any forward-looking statement that the Company makes in this Cleansing Presentation or the Cleansing Materials speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Senior Management



Louis Conforti, CEO

- Joined as a Director in 2014 and has served as CEO since 2016
- Has previously served in various real estate asset management roles including with Balyasny, UBS O'Connor, and Stark Investments
- Holds a B.A. from Lake Forest College



Mark E. Yale, EVP and CFO

- Joined in 2015 after the acquisition of Glimcher Realty Trust
- Previously served as CFO of Glimcher and Storage USA, a division of General Electric Real Estate of Memphis and as a Senior Manager with PricewaterhouseCoopers
- Holds a B.S. from the University of Richmond



Robert P. Demchak, EVP–General Counsel and Secretary

- Assumed his current role in 2016 and joined WPG in 2014
- Previously served with Simon Property Group, Morgan Stanley and Arnold & Porter
- Holds a B.A. from the State University of New York at Albany and a J.D. from St. John's University



Melissa A. Indest, EVP–Finance and Chief Accounting Officer

- Joined in 2015 after the acquisition of Glimcher, where she served as SVP – Finance, and Chief Accounting Officer
- Before joining Glimcher in 2003, held various accounting and operational roles with Corporate Express of Cincinnati
- Holds a B.S. from the University of Akron



Joshua P. Lindmore, EVP–Head of Leasing

- Joined in 2015 after the acquisition of Glimcher, where he served as VP – Leasing
- Previously served as Regional Leasing Manager at Glimcher and as a Leasing Executive with Steiner & Associates
- Holds a B.A. from Ohio University



Stephan G. Gerber, SVP–Head of Property Management

- Joined with the acquisition of Glimcher, where he served as VP-Regional Director of Property Management
- Previously served at Downey Designs International and Zale Corp
- Began his career in retail with various positions of increased scope



Pagle M. Helterbrand, SVP–Chief Human Resources Officer

- Joined in 2016
- Previously served as SVP–Chief Human Resources Officer at Community Choice Financial
- Holds a B.S. from University of Phoenix and an M.J. from Tulane University



Jennifer Moretti, SVP–Chief Activation Officer

- Joined in 2017 as SVP–Marketing and Brand Partnerships and has served in role since 2019
- Previously served as EVP–In-Store Experience, Operations and Execution at L Brands' Victoria's Secret division
- Holds a B.A. from University of Lynchburg



Dan Scott, SVP–Head of Development

- Joined in 2015
- Previously served in anchor leasing and land development roles at Pennsylvania Real Estate Investment Trust and Crown American Realty Trust
- Holds a B.A. from Indiana University of Pennsylvania and a J.D. from George Mason University



Erich A. Stehle, SVP–Construction

- Joined in 2015 with the acquisition of Glimcher, where he served as Senior Director – Construction
- Previously served as Project Manager at Triad Construction Management
- Holds a B.S. from The Ohio State University



Cheryl M. VanPatten, SVP–Chief Information Officer

- Joined in 2015 after acquisition of Glimcher where she served as VP–Information Services
- Previously served as VP of Support Services at Influent and in variety of IT and project management positions with Wendy's International
- Holds a B.A. from The Ohio State University

Company Snapshot

- Diversified portfolio by geography, product, tenancy and size
- Open Air centers account for ~30% of 2020 comp NOI and ~26% of total SF
- Consistency in prudent portfolio management
  - Noncore assets reduced by ~28% over the last 3 years
- Increasing mixed use component (last mile fulfilment, lodging, residential, office and medical) via adaptive reuse
- 75% of the Company's properties have an open air component

Washington Prime Group Inc. ("WPG" or the "Company") owns and manages a national portfolio of 100[(1)] enclosed retail and open air properties consisting of ~53MM square feet throughout the U.S.



1
1
2
1
2
1
2
1
9
11
9
2
3
3
3
1
1
2
4
3
1
1
1
2
4
1
1
1
13
13
WPG Properties

(1) Excludes Charlottesville Fashion Square and Muncie Mall.

National Footprint with Local Flavor

With 100 town centers throughout the United States, we're as American as apple pie. As a matter of fact, we're also as American as **deep dish pizza in Chicago**, Hawaiian poke salad, vegan spring rolls in Malibu, El Paso Tex-Mex, Maryland crab cakes, kimchi in Orange County, **Memphis barbeque** and a Kansas City porterhouse.

Our **robust infrastructure**, from Hawaii to Connecticut and pretty much **everywhere else in between** allows our tenant and sponsor partners to benefit from the operating efficacy and economies of scale of a large national owner and operator of both open air and enclosed venues.

As far as we're concerned, there's no such thing as a red or a blue state. We prefer to think of ourselves as purple kinda like **Prince or Barney**.


WASHINGTON PRIME GROUP HARDWARE CONCEPT STORE
BIRDSEED, BLACK OXIDE FLATHEAD SCREWS AND LOTS OF OTHER THINGAMAJIGGIES

While **size matters**, Washington Prime Group also appreciates the **importance of small business and the local entrepreneur**. Our unique approach to property management enfranchises general managers and their in house teams to serve as **goodwill ambassadors**. It's up to them to identify the **best moonshine distillery** in Malibu, California or surfboard maker in Johnson City, Tennessee and allow for beta test opportunities within our assets. If moonshine ain't your swill, we do have the Casamigos® headquarters as a tenant.


What is present at almost every shopping center, but usually tucked away in a hard-to-find place? The property management office.

Our general managers are also hosting **a constant lineup of activities, events and installations**, inside and outside, creating an exciting dynamic designed to complement our existing tenancy.

In addition, we've also relocated management offices into common area in order to provide **real time communication** for guests, tenants and sponsors. We call it **The Hub** and its become such a gathering place we're in the process of expanding several to accommodate an increasing number who find themselves working there or holding a (socially distanced) meeting.

Come to think of it, we're just channeling a little bit of the late, great Aretha Franklin...**RESPECT** for our demographic constituencies.

WPG Serving as a Resource to Guests, Tenants and Sponsors During the COVID-19 Pandemic

Initiative	WPG Cares
Purpose	Local philanthropy during COVID-19 pandemic
Beneficiary	Individuals impacted and essential workers

The Company recently offered its assets and services to over 600 local, state, federal and nonprofit agencies combating COVID-19. To date, WPG has performed ~400 community service projects including serving as distribution centers for medical supplies, hosting of COVID-19 testing stations, providing space for food depository as well as immediate response actions. Asset participation with onsite management nearly 100%.

Initiative	Fulventory
Purpose	Last mile fulfillment within WPG assets
Beneficiary	Local and national tenancy

The Company recently launched Fulventory, a last mile fulfilment initiative which allows tenants to utilize space within WPG assets for BOPIS (buy online and pickup in store) and inventory clearance. As BOPIS and BORIS continue to gain acceptance, Fulventory captures the nexus between physical space and eCommerce serving as an amenity for both guests and tenants.



WASHINGTON PRIME GROUP
FULVENTORY

Initiative	Open for Small Business
Purpose	Lease modification and educational webinars
Beneficiary	Small business and local entrepreneurs

WPG established Open for Small Business in conjunction with University of Chicago's Clinic on Entrepreneurship and faculty members (Nobel Laureate Richard Thaler and Freakonomics author Steven Levitt) in order to assist local entrepreneurs e.g. standardized lease modification. Open for Small Business also hosts educational webinars addressing such topics as accessing SBA capital and other relevant subjects including business growth.



OPEN

Initiative	Retail-to-Go
Purpose	Facilitate BOPIS for guest convenience
Beneficiary	Guests and tenants

WPG is of the belief there exists a symbiotic relationship between physical retailing and eCommerce. The key to successfully integrating the two is to provide guest convenience in conjunction with relevant goods and services and dynamic attractions which result in extended guest visitation. Retail to Go satisfies the convenience proposition while WPG continues to diversify tenancy and activate common area.



RETAIL TO-GO

Initiative	#scholarspree
Purpose	Host virtual graduation and related activities
Beneficiary	High school seniors

#ScholarSpree is a celebration honoring high school seniors nationwide. WPG will be honoring their accomplishments with outdoor and digital events to ensure everybody's safety during the Coronavirus pandemic. Scheduled activities include car parades, parking space decoration as well as a Class of 2020 digital mosaic and graduation cap (mortar board) design contest with a grand prize of $10,000.



Class of 2020

Initiative	Latinx
Purpose	Beta test LatAm retailers within WPG assets
Beneficiary	LatAm retailers

As a substantial number of WPG assets cater to a Hispanic demographic constituency, Latinx is an initiative which allows Latin American domiciled retailers the ability to beta test US consumer receptivity via temporary (pop up) installations both inline and common area. In addition to physical locations, WPG will provide digital access throughout its entire portfolio as well as social media activation.



LATINX AND
WASHINGTON
PRIME GROUP

WPG's Recently Launched 'Experience Retail' Innovation Website Highlights Award-Winning Innovation at Our Town Centers


EXPERIENCE RETAIL

NOT YOUR TRADITIONAL LANDLORD.

Forget what you know about the traditional landlord and tenant relationship. It's archaic. At Washington Prime Group, our efforts go way beyond four walls.

We are a partner, a curator, a collaborator and a friend. WPG captures the nexus between physical retailing and digital experiences. We offer a full-service experiential marketing approach focused on innovation and activation. We bring energy and dynamism to the secondary catchment areas via unique and relevant common area events, programming and installations aligned with the demographic constituencies we serve. WPG's content and media strategies which include a nationwide influencer network and brand ambassadors are unparalleled. Our broad social reach includes 220 social media accounts, 78 websites and nearly 20 million emails sent annually. Always on the forefront, beta-testing new ideas and concepts, we are a diverse collective of storytellers, content creators and derivative thinkers. We craft the narrative and bring ideas to life.


PRESENT-ING
MEET
EAT CANDY.
POST YOUR LOVE HERE

TANGIBLE



See. Touch. Experience. Tangible* is our exclusive ecommerce showcase, curating online purveyors on a rotational basis allowing for a dynamic treasure hunt experience. SEE MORE>

SHELBY'S SUGAR SHOP


COLOR SHELBY'S WORLD

Meet Shelby. From the chocolatey and chewy to the gummy and sugary, she brings the sweetest treats to her shop for the whole world to enjoy. SEE MORE>

FULVENTORY



Fulventory is an initiative which allows tenants to utilize space within WPG's assets for last mile fulfilment and in store pickup as well as clearance inventory. SEE MORE>

POST YOUR LOVE | GIFT KINDNESS | SweeTok | Class | HOLIDAY 2019

ALL ABOUT GRATITUDE

POST YOUR LOVE

Guests of all ages shared the love by handwriting Post-it Notes celebrating the love in their lives and sharing it to social media with the hashtag #PostYourLove. Thousands of affirmations created a surprise and delight interactive moment on property and online through engaging physical and digital experiences.


POST
LOVE

WPG Special Projects Improve Curb Appeal and Enhance Community Gathering Places

WPG's Special Projects program focuses upon primarily aesthetic improvements with the intent of improving upon interior and exterior 'curb appeal'. This effort is in accordance with the incremental approach employed prior to large scale development. It should be noted such measures are generally considered minimal from a capital expenditure perspective albeit they often produce an outsized impact. This effort is a collaboration between the Construction, Property Management, Market, et. al. departments. As importantly, a process exists whereby local management provides input as to what is deemed important for the asset under review and a prioritized status report tracks fulfilment progress on a recurring basis.


PROPOSED ACTIVATIONS | EXTERIOR PATIO REFRESH AT ORANGE PARK MALL - $63K
AUDIENCE
WPG Board Members
DEPARTMENT
Special Projects
DATE
February 2020


OVERVIEW
AMENITIES
Living Walls, Topiaries, Boxwood Hedges, Astro Turf
Book Nook
Food Truck Activations
INSTALLATIONS
Common Area Pop Ups
Common Area Shelby's Sugar Shop
INFRASTRUCTURE
Entrances Enhancements
Paint Refresh (Interior and Exterior)
Lighting Enhancements (Interior and Exterior)
COMMUNITY PARTNERSHIPS
University Partners
Museums, Hospitals, Zoos
TENANTS
Sponsorship
Inline Pop Up Shops
GLOBAL
COFFEE
AUDIENCE
WPG Board Members
DEPARTMENT
Special Projects
DATE
February 2020

The Edit, WPG's Monthly Marketing Tool, Exhibits Our Unique and Innovative Events, Digital/Social, Collateral Material, and PR


THE
EDIT
EVENT CREATIVE
COMMUNITY DAY
HOLIDAY RUN
DIGITAL/SOCIAL
RETAIL TO→GO
B2B COLLATERAL
WPG RETAIL BRANDS
WPG RETAIL BRANDS
PUBLIC RELATIONS
Candy Crawl
CBUSSHOPS
INTERNAL COLLATERAL
WISHING YOU A SWEET NEW YEAR
NATIONAL DIVERSITY WEEK

Leasing and Operating Metrics

Leasing Summary

- **2020 annual leasing volume exhibited a 13% YOY increase totaling 4.8MM SF; Q1 2021 leasing volume was 1.4MM SF, nearly flat to Q1 2020 level**
- Lifestyle tenancy accounted for 37% of new leasing volume in 2020 which includes food, beverage, entertainment, home furnishings, fitness and professional services; 38% of new leasing volume was for lifestyle tenancy in Q121
- **The aforementioned 6.2MM SF in FY2020 plus Q1 2021 follows annual leasing volume of 4.4MM SF, 4.2MM SF, and 4.0MM SF during 2019, 2018, and 2017, respectively, totaling 18.8MM SF since 2017**
- Adaptive reuse openings over the past 12 months include: Conn's HomePlus at Longview Mall; Dunham's Sports, WVU Medicine and Ollie's Bargain Outlet at Morgantown Mall; Dunham's Sports at Markland Mall; Dicks Sporting Goods at Forest Plaza; Home Goods at Mesa Mall, Home Goods, TJ Maxx and PetSmart at Grand Central Mall and FieldhouseUSA at both The Outlet Collection™ | Seattle and Polaris Fashion Place

Operating Metrics Summary

- **New releasing spreads for Tier 1 assets exhibited an increase of 5.8% for the twelve months ended March 31, 2021**
- Releasing spreads for combined Tier 1 and Open Air assets decreased 8.6% for the twelve months ended March 31, 2021, inclusive of a 4.9% decline attributable to rental concessions for renewals completed in response to the COVID-19 pandemic
- As of March 31, 2021, combined Tier 1 and Open Air occupancy decreased 250 basis points YoY to 90.8%
- Reported YoY comparable sales for Tier 1 assets increased 8.0% during the first quarter of 2021

Q1 2021 Comparable NOI Summary ($MM)

Quarterly Comparable NOI Growth

	YoY Comp. NOI Growth		
Segment	Q1'20	Q1'21	YoY Growth %
Tier 1	$63.5	$50.7	(20.1%)
Open Air	$32.7	$28.7	(12.2)%
Total Core	**$96.2**	**$79.4**	**(17.4%)**
Tier 2/Noncore	$16.7	$8.5	(49.1%)
Total	**$112.9**	**$87.9**	**(22.1%)**

Net Operating Income Summary

- As a result of the COVID-19 pandemic, Q1 2021 Tier 1 comparable NOI decreased 20.1% YoY while Open Air comparable NOI decreased 12.2% YoY resulting in a combined decrease of 17.4% or $16.8MM;
- For Q1 2021, the Company has collected ~89% of rental income and associated charges which compares to 91%, 88% and 62% of contractual rental income and associated charges collected during Q4 2020, Q3 2020 and Q2 2020, respectively; the collection rate for Q1 2021 is comprised of ~88% for enclosed assets and ~92% for Open Air
- For FY 2021, the Company anticipates an increase in comparable NOI between 5.0% and 10.0%; this assumes the Company's assets remain open throughout the entire year and are not significantly impacted by future government mandated restrictions related to the COVID-19 pandemic

Note: The billing and collection percentages represent the percent of the recurring charges billed in that month that have been collected through May 17, 2021. Charges for non-recurring items such as percentage rent, year end reconciliations and short term tenants, etc. are excluded form the calculations. Tenants in bankruptcy and litigation are also excluded from the calculations.

Financial and Liquidity Update

	Cash and Cash Equivalents (incl. pro rata share of JV cash)				
MONTH:	DEC 20	JAN 21	FEB 21	MAR 21	APR 21
Book Cash	$111MM	$104MM	$89MM	$82MM	$72MM
Less: Lender - Controlled Balances[1]	($15.5MM)	($18.5MM)	($15.0MM)	($15.3MM)	($16.5MM)
WPG Controlled Cash	$95.5MM	$85.5MM	$74MM	$66.7MM	$55.5MM

	Cash Collection % vs. Prior Year				
MONTH:		JAN 21	FEB 21	MAR 21	APR 21
Cash Collection %		96.9%	104.2%	134.7%	414.8%

(1) Accounts that the lender has invoked servicer control due to various triggering events as defined in the loans and properties that are in transition to lenders or subject to forbearance agreements.

WPG Department Store/Large Format Repositioning Snapshot

24 Department Stores

Capital Anticipated ~$115MM - $125MM
Over the Next Two to Three Years[1]



Evaluating	Active	Announced	Under Construction	Completed
3	5	2	5	9

16 Projects Addressed (Tier 1 and Open Air)

Property	Tenant	Opening
Longview	Conn's	FEB 21
Grand Central	TJ Maxx	MAR 21
Mesa	Home Goods	MAR 21
Grand Central	Home Goods	MAR 21
Grand Central	PetSmart	MAR 21
Forest Plaza	DKS	MAR 21
Polaris	Fieldhouse	MAR 21
Southern Park	Planet Fitness	APR 21
Muncie	Old Navy	MAY 21

Property	Tenant	Opening
Sunland Park	Icon	JUN 21
Fairfield Town Center	Ross	JUN 21
Lake View	DKS Outlet	JUL 21
Lakeline Village	D-BAT	JUL 21
Town Center Aurora	FieldhouseUSA	JUL 21
Grand Central	Ross	JUL 21
Fairfax Court	Great Wall	AUG 21
Outlet Collection	Ashley HomeStore Outlet	AUG 21
Mesa	DKS	SEP 21
Bloomingdale Court	Painted Tree	OCT 21

Property	Tenant	Opening
Fairfield Town Center	Kohls	OCT 21
Palms Crossing	Nike	OCT 21
Palms Crossing	Big Lots	OCT 21
Southern Park	The Bunker/Bogey's	OCT 21
Southgate	Scheels	OCT 21
MJC	Home Goods	OCT 21
Mesa	Dillard's	NOV 21
Chautauqua	Ollies	DEC 21

(1) *In addition to ~$111MM spent through March 31, 2021.*

Selective 2021 Key Base Budget Assumptions

Operating Assumptions	
Comp NOI Growth	5% - 10%
Corporate G&A [(1)]	$71 - $75 million
Corporate Overhead allocated to Opex	$22 - $24 million
Capitalized Internal Cost	$8 - $10 million
Expected Repayment of 2020 Deferred Rent	~$25 million
Net Non-cash items included in EBITDA	~$4 million
Income Taxes	~$1 million

Property Transactions	
6 Properties to be Transitioned in 2021[(2)]	$219 million of total debt reduction
Sale of Outparcels and Other Noncore Assets	$12 - $17 million of net proceeds generating $10 million of FFO gains

Capital Investments	
Tenant Allowances and Capex	$77.5 - $82.5 million
Redevelopment Spend	$85 - $95 million

(1) G&A figure includes one time restructuring costs and retention bonus plan incurred in Q1 2021.
(2) Includes Charlottesville Fashion Square and Muncie Mall, which together account for ~$78 million of total debt reduction.

Historical and Projected Financial Metrics ($MM)

Comp NOI by Property Type(1)


$750
$600
$450
$300
$150
–
(2%)
(7%)
(24%)
7%
YoY Growth %
$504
$468
$356
$381
72
117
316
71
118
280
54
111
191
62
118
202
FY 2018A
FY 2019A
FY 2020A
FY 2021E (3)
Enclosed Mall NOI
Open Air NOI
JV NOI (4)

Comp NOI by Property Encumbrance(1)(2)


$750
$600
$450
$300
$150
–
(2%)
(7%)
(24%)
7%
YoY Growth %
$504
$468
$356
$381
72
156
141
135
71
134
136
127
54
99
112
91
62
99
120
100
FY 2018A
FY 2019A
FY 2020A
FY 2021E (3)
Mortgaged NOI
Temporarily Encumbered NOI
Unencumbered NOI
JV NOI (4)

EBITDA(5)


$750
$600
$450
$300
$150
–
(5%)
(14%)
(29%)
(4%)
YoY Growth %
$508
$436
$308
$297
73
435
71
365
54
254
59
238
FY 2018A
FY 2019A
FY 2020A
FY 2021E
Consolidated EBITDA
JV EBITDA (4)

Adjusted FFO


$500
$400
$300
$200
$100
–
(7%)
(22%)
(58%)
0%
YoY Growth %
$336
$263
$110
$111
FY 2018A
FY 2019A
FY 2020A
FY 2021E (6)

Note: Figures may not foot due to rounding. Excludes Charlottesville Fashion Square and Muncie Mall.

(1) *Based on 100 go forward properties in 2021 for illustrative purposes.*
(2) *Shown based on Q1 2021 property encumbrance status for illustrative purposes.*
(3) *Includes pro rata allocation of topside adjustments for illustrative purposes.*
(4) *Refers to properties associated with the O'Connor JV.*
(5) *G&A figure includes one-time restructuring costs and retention bonus plan incurred in Q1 2021. Excludes net difference between the income statement and EBITDA addbacks for gains on disposition of interests in properties.*
(6) *Assumes projected status quo capital structure for illustrative purposes. Includes adjustments in Q1 2021 to reflect one-time restructuring costs and reclassification of accumulated other comprehensive loss upon discontinuation of hedge accounting.*

Portfolio Summary ($MM)

Summary Portfolio Level Metrics

Subportfolio	No. Assets	Square Feet Total	Square Feet Owned	Q1 2021A Weighted Average[1] Occupancy %	Occ. Cost %[2]	Rent PSF	Sales PSF[2]	Lease Spread	FY 2021E Mortgage Debt Balance[3]	Interest	Amortization	NOI FY 2017A	FY 2018A	FY 2019A	FY 2020A	FY 2021E[4]
Mortgaged[5]																
Tier 1 Enclosed	6	4.5	2.8	92%	11%	$31	$429	(8%)	$399	$18	$6	$51	$55	$56	$41	$48
Tier 2 Enclosed/Noncore	8	7.4	3.8	87%	13%	25	319	(28%)	454	25	11	59	54	45	26	25
Open Air	8	2.4	2.0	94%	NA	13	289	3%	170	7	1	26	26	26	24	26
Total	**22**	**14.4**	**8.6**	**91%**	**11%**	**$21**	**$356**	**(12%)**	**$1,022**	**$50**	**$17**	**$136**	**$135**	**$127**	**$91**	**$100**
Memo: Weberstown Mall	*1*	*0.8*	*0.3*	*99%*	*11%*	*$37*	*$561*	*(10%)*	*$65*	*$2*	–	*$8*	*$8*	*$8*	*$6*	*$7*
Temporarily Encumbered																
Tier 1 Enclosed	8	6.1	4.6	89%	12%	$28	$374	(16%)	–	–	–	$75	$76	$70	$48	$55
Tier 2 Enclosed/Noncore	–	–	–	NA	NA	NA	NA	NA	–	–	–	–	–	–	–	–
Open Air	23	6.9	4.1	93%	NA	15	281	(1%)	–	–	–	66	65	66	64	65
Total	**31**	**13.0**	**8.7**	**92%**	**12%**	**$19**	**$319**	**(7%)**	**–**	**–**	**–**	**$141**	**$141**	**$136**	**$112**	**$120**
Unencumbered																
Tier 1 Enclosed	13	10.4	7.0	84%	13%	$26	$334	(22%)	–	–	–	$108	$99	$87	$61	$62
Tier 2 Enclosed/Noncore[6]	9	5.0	2.8	82%	12%	20	274	(22%)	–	–	–	36	31	22	15	11
Open Air	13	3.1	2.6	93%	NA	10	165	(1%)	–	–	–	26	26	26	23	26
Total	**35**	**18.5**	**12.5**	**86%**	**13%**	**$18**	**$273**	**(16%)**	**–**	**–**	**–**	**$170**	**$156**	**$134**	**$99**	**$99**
Joint Venture (Pro Rata Share)[7]																
Tier 1 Enclosed	9	5.3	4.5	90%	10%	$41	$627	(8%)	$515	$21	$4	$56	$62	$60	$45	$53
Tier 2 Enclosed/Noncore	–	–	–	NA	NA	NA	NA	NA	–	–	–	–	–	–	–	–
Open Air	3	1.2	1.1	95%	NA	19	369	(11%)	93	4	1	10	10	10	9	9
Total	**100**	**6.5**	**5.6**	**90%**	**10%**	**$33**	**$570**	**(8%)**	**$607**	**$25**	**$5**	**$66**	**$72**	**$71**	**$54**	**$62**
Total Portfolio																
Tier 1 Enclosed	36	26.4	18.9	88%	11%	$31	$435	(14%)	$913	$39	$10	$290	$292	$273	$196	$218
Tier 2 Enclosed/Noncore[6]	17	12.4	6.6	85%	13%	23	300	(26%)	454	25	11	95	85	67	41	36
Open Air	47	13.7	9.8	93%	NA	14	257	(1%)	263	11	2	128	127	128	119	126
Total	**100**	**52.4**	**35.3**	**90%**	**11%**	**$21**	**$353**	**(11%)**	**$1,630**	**$75**	**$22**	**$513**	**$504**	**$468**	**$356**	**$381**

Note: Figures may not foot due to rounding. Excludes Charlottesville Fashion Square and Muncie Mall.

(1) *Weighted based on owned square feet (small shop occupancy for enclosed properties and total occupancy for open air properties).*

(2) *Occupancy cost % and sales per square foot figures shown as of February 29, 2020.*

(3) *Principal balances shown as of March 31, 2021.*

(4) *Includes pro rata allocation of topside adjustments for illustrative purposes.*

(5) *Mortgaged property statistics include Weberstown Mall for illustrative purposes.*

(6) *Property count includes Chesapeake Square Theater for illustrative purposes.*

(7) *Refers to properties associated with the O'Connor JV.*

Capital Expenditures by Property Type ($MM)

Opex


$50
$40
$30
$20
$10
–
$36
3
10
9
14
$23
1
8
4
9
$41
4
10
9
18
FY 2019A[(1)]
FY 2020A
FY 2021E
Tier 1 Enclosed
Tier 2 Enclosed/Noncore
Open Air
JV[(2)]

Tenant Allowances


$50
$40
$30
$20
$10
–
$31
5
6
5
14
$26
5
9
3
9
$38
0.2
13
10
2
13
FY 2019A
FY 2020A
FY 2021E
Tier 1 Enclosed
Tier 2 Enclosed/Noncore
Open Air
JV[(2)]
Other[(3)]

Redevelopment


$200
$150
$100
$50
–
$103
16
20
29
39
$131
14
29
7
81
$89
13
12
13
1
50
FY 2019A
FY 2020A
FY 2021E
Tier 1 Enclosed
Tier 2 Enclosed/Noncore
Open Air
JV[(2)]
Other[(3)]

Total Capital Expenditures


$200
$150
$100
$50
–
$170
24
35
43
67
$180
20
46
14
100
$170
16
28
33
13
81
FY 2019A
FY 2020A
FY 2021E
Tier 1 Enclosed[(4)]
Tier 2 Enclosed/Noncore
Open Air
JV[(2)]
Other[(3)]

Note: Figures may not foot due to rounding. Excludes Charlottesville Fashion Square and Muncie Mall.

(1) Adjusted for sold centers for illustrative purposes.

(2) Refers to properties associated with the O'Connor JV.

(3) FY 2021E includes $12.5 million of redevelopment and $0.2 million of tenant allowances allocated across multiple properties, as well as $3.0 million of additional unallocated cushion to total budgeted capex.

(4) Includes capital expenditures related to Weberstown Mall of $0.1 million in FY 2019A, $0.6 million in FY 2020A, and $0.9 million in FY 2021E.

Capital Expenditures by Property Encumbrance ($MM)

Opex


$50
$40
$30
$20
$10
–
$36
3
14
9
10
$23
1
9
8
5
$41
4
16
10
11
FY 2019A(1)
FY 2020A
FY 2021E
Mortgaged
Temporarily Encumbered
Unencumbered
JV(2)

Tenant Allowances


$50
$40
$30
$20
$10
–
$31
5
9
9
7
$26
5
6
7
8
$38
0.2
13
8
9
8
FY 2019A
FY 2020A
FY 2021E
Mortgaged
Temporarily Encumbered
Unencumbered
JV(2)
Other(3)

Redevelopment


$200
$150
$100
$50
–
$103
16
37
19
31
$131
14
36
37
45
$89
13
12
27
20
18
FY 2019A
FY 2020A
FY 2021E
Mortgaged
Temporarily Encumbered
Unencumbered
JV(2)
Other(3)

Total Capital Expenditures


$200
$150
$100
$50
–
$170
24
60
38
48
$180
20
50
52
58
$170
16
28
51
38
37
FY 2019A
FY 2020A
FY 2021E
Mortgaged(4)
Temporarily Encumbered
Unencumbered
JV(2)
Other(3)

Note: Figures may not foot due to rounding. Excludes Charlottesville Fashion Square and Muncie Mall.

(1) Adjusted for sold centers for illustrative purposes.

(2) Refers to properties associated with the O'Connor JV.

(3) FY 2021E includes $12.5 million of redevelopment and $0.2 million of tenant allowances allocated across multiple properties, as well as $3.0 million of additional unallocated cushion to total budgeted capex.

(4) Includes capital expenditures related to Weberstown Mall of $0.1 million in FY 2019A, $0.6 million in FY 2020A, and $0.9 million in FY 2021E.

Planned Asset Transition & Monetization Detail ($MM)

Planned Asset Transitions & Monetizations

- Over the next two years, the Company plans to transition nine properties totaling ~$457MM of mortgage debt and ~$23MM of projected 2021 NOI back to its lenders
- In addition, the Company has a purchase agreement in place to sell Westminster Mall (~$3MM of projected 2021 NOI) and a non-binding letter of intent to sell the former Sears parcel[1] at Westshore Mall for a total of ~$183MM

2021-2022 Planned Asset Transition & Monetization Detail

	Q1 2021A Mtg. Debt	Excess Proceeds	Estimated Timing	Property-Level Comp NOI FY 2019A	Property-Level Comp NOI FY 2020A	Property-Level Comp NOI FY 2021E
Total Transitions[2]	**$456.9**	**–**	**2021 - 2022**	**$42.8**	**$26.1**	**$22.8**
Westminster	$74.8	$49.0	Q4 2022	$7.6	$2.8	$2.8
Westshore (Sears Parcel)[1]	–	23.4	Q4 2022	–	–	–
Total Monetizations	**$74.8**	**$72.4**		**$7.6**	**$2.8**	**$2.8**
Total Dispositions	**$531.7**	**$72.4**		**$50.4**	**$28.9**	**$25.6**

Note: Figures may not foot due to rounding.

(1) *Single parcel with no associated NOI.*

(2) *Includes Charlottesville Fashion Square and Muncie Mall, which together account for ~$78 million debt reduction.*

Condensed/Simplified Corporate Organizational Structure


O'Connor Mall Properties GP, LLC
Public Sector Pension Investment Board
Washington Prime Group Inc. (IN)
Washington Prime Group, L.P. (IN)
$647MM Revolver
$350MM TLA due 2022
$340MM TLA due 2023
$65MM Weberstown TL
$721MM 6.450% Unsec. Notes
O'Connor Mall Partners, L.P. / O'Connor Mall Parallel Partners, L.P.
WPG-OC General Partner, LLC (DE)
WPG Management Associates, Inc. (IN)
49% LP
51% GP
$607MM Mortgage Debt(1)
O'Connor JV Subsidiaries
$957MM Mortgage Debt
WPG Mortgaged Subsidiaries
WPG Borrowing Base Subsidiaries
WPG Unencumbered Subsidiaries
O'Connor JV Properties
WPG Mortgaged Properties(2)
WPG Borrowing Base Properties
WPG Unencumbered Properties(2)
Legend:
Corporate Debt Issuer
Mortgage Debt Issuer
Credit Facilities Guarantors

Note: Corporate debt principal balances do not include any accrued but unpaid interest. Excludes Charlottesville Fashion Square and Muncie Mall.

(1) Reflects only WPG's share of mortgage debt in joint venture properties.

(2) Company also owns 4 non-O'Connor joint venture properties (Port Charlotte Town Center, Gaitway Plaza, West Town Corners, and Westland Park Plaza).